UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported): February 23, 2011


                           THE INTERGROUP CORPORATION
                ---------------------------------------------------
               (Exact name of registrant as specified in its charter)


        Delaware                      1-10324              13-3293645
----------------------------        ------------       -------------------
(State or other jurisdiction        (Commission         (IRS Employer
 of incorporation)                  File Number)       Identification No.)


  10940 Wilshire Blvd., Suite 2150, Los Angeles, California      90024
  ---------------------------------------------------------     --------
           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (310) 889-2500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Fiscal 2010 Annual Meeting of the Shareholders of The InterGroup Corporation (the "Company") was held on February 23, 2011 at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, California. At that meeting, Gary N. Jacobs and William J. Nance were elected as Class B Directors, to serve three year terms expiring at the Fiscal 2013 Annual Meeting of Shareholders. Directors Josef A. Grunwald, John C. Love and John
V. Winfield continue their terms as the Company's other directors. At the Annual Meeting, the shareholders also voted in favor of the ratification of the Audit Committee's selection of Burr Pilger Mayer, Inc. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2011. In addition the shareholders also approved, in a non-binding vote, the compensation of the Company's named executive officers and voted for three years as the frequency that a shareholder vote to approve the compensation of the Company's named executive officers should be held. The final tabulation of the votes follows:


Proposal (1) - Election of Class B Directors:

  Nominees:             Votes For          Withheld         Broker Von-Votes
  ---------             ---------          --------         ----------------
Gary N. Jacobs          1,622,813           23,632              476,458
William J. Nance        1,640,131            6,314              476,458


Proposal (2) - Ratification of the Appointment of Burr Pilger Mayer, Inc. as
               The Company's Independent Registered Public Accounting Firm for the fiscal year ending June 30 2011:

  Votes For             Against            Abstained        Broker Non-Votes
  ---------             -------            ---------        ----------------
  2,110,027              10,148              2,728                    -


Proposal (3) - To approve, in a non-binding vote, the compensation of the
               Company's named executive officers:

  Votes For             Against            Abstained        Broker Non-Votes
  ---------             -------            ---------        ----------------
  1,623,960              12,132             10,353              476,458


 Proposal (4) - To determine, in a non-binding vote, whether a shareholder vote to approve the compensation of the Company's named executive officers should occur every one, two or three years:

  One Year     Two Years     Three Years     Abstained      Broker Non-Votes
  --------     ---------     -----------     ---------      ----------------
   32,334       33,860        1,574,247        5,504            476,958


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

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE INTERGROUP CORPORATION

Dated: February 28, 2011                 By  /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala
                                             Asst. Secretary and Counsel

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